SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

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                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 19, 1998              Commission file number:  1-6187

                                ALBERTSON'S, INC.
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             (Exact name of Registrant as specified in its Charter)


          Delaware                                82-0184434
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(State of Incorporation)                       (Employer Identification Number)


250 Parkcenter Blvd., P.O. Box 20, Boise, Idaho                  83726
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:       (208) 395-6200
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Item 5.  Other Events.

         On November 12, 1998, Albertson's, Inc. held a Special Meeting of Stockholders and the press release issued in connection with that meeting is attached hereto as Exhibit 99.1.

Item 7.  Exhibits.

Exhibit
   No.            Description

  99.1            Press Release dated November 12, 1998



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                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, Albertson's, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    ALBERTSON'S, INC.



Date:     November 19, 1998         BY:  /s/ Thomas R. Saldin
                                         Thomas R. Saldin
                                         Executive Vice President,
                                         Administrative and General Counsel


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                                INDEX TO EXHIBITS
                          FILED WITH THE CURRENT REPORT
                       ON FORM 8-K DATED NOVEMBER 19, 1998



Exhibit
   No.            Description

  99.1            Press Release dated November 12, 1998